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                                                              EXHIBIT 23.1

                   INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in Registration Statement Nos.333-36163, 333-36099, 333-01225, 333-31125 and 333-57223 of Hexcel
Corporation, each on Form S-8, of our report dated February 28, 1997, appearing in this Annual Report on Form 10-K of Hexcel Corporation for the year ended December 31, 1996.

/s/ DELOITTE & TOUCHE LLP
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DELOITTE & TOUCHE LLP
Oakland, California
March 25, 1999